Exhibit 10.2

Acceptance Notice/
Banc of America Leasing & Capital, LLC	Pay Proceeds Authorization

Master Loan and Security Agreement Number: 17608-70000

Equipment Security Note Number: 17608-70008 (the “Transaction”)

To: Banc of America Leasing & Capital, LLC

The undersigned hereby certifies that all property described in the above-referenced Transaction by and between Banc of America Leasing & Capital, LLC, and the undersigned has been furnished, that delivery and installation has been fully completed as required, and that the such property has been irrevocably accepted and is satisfactory in all respects to the undersigned for purposes of the Transaction.

We hereby authorize you to disburse the proceeds of this Transaction as follows:

Disburse To:	Amount:

Destination XL Group, Inc.	$1,547,674.30

TOTAL Disbursement	$1,547,674.30

Destination XL Group, Inc.
(Debtor)

By:	/s/ DAVID A. LEVIN

Title:	President, CEO

Date:	12-20-13

Pay Proceeds Authorization 4.1.06	Page 1 of 1

Banc of America Leasing & Capital, LLC	Equipment Security Note Number 17608-70008

This Equipment Security Note No. 17608-70008, dated as of December 23, 2013 (this “Equipment Note”), is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Loan and Security Agreement No. 17608-70000 dated as of July 20, 2007 (the “Master Agreement”), by and between Banc of America Leasing & Capital, LLC (“Lender”) and Destination XL Group, Inc. (“Borrower”). All capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Master Agreement. If any provision of this Equipment Note conflicts with any provision of the Master Agreement, the provisions contained in this Equipment Note shall prevail. Borrower hereby authorizes Lender to insert the serial numbers and other identification data of the Equipment, dates, and other omitted factual matters or descriptions in this Equipment Note.

The occurrence of an “Event of Default,” as defined in the Master Agreement, shall entitle Lender to accelerate the maturity of this Equipment Note and to declare the Prepayment Amount to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies provided in the Master Agreement or otherwise available at law or in equity. All of Borrower’s Obligations under this Equipment Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever. Borrower waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce Borrower’s Obligations hereunder, any claim whatsoever against Lender.

1. Equipment Financed; Equipment Location; Grant of Security Interest. Subject to the terms and provisions of the Master Agreement and as provided herein, Lender is providing financing in the principal amount described in Section 2 below to Borrower in connection with the acquisition or financing of the following described Equipment:

Quantity	Description	Serial Number	Cost

See Exhibit A attached hereto

Location of Equipment. The Equipment will be located or (in the case of over-the-road vehicles) based at the following locations:

Location	Address	City	County	State	ZIP

See Exhibit B attached hereto

Borrower has agreed and does hereby grant a security interest in and to the Equipment and the Collateral related thereto, whether now owned or hereafter acquired and wherever located, in order to secure the payment and performance of all Obligations owing to Lender, including but not limited to this Equipment Note, all as more particularly provided in the Master Agreement. Lender’s agreement to provide the financing contemplated herein shall be subject to the satisfaction of all conditions established by Lender and Lender’s prior receipt of all required documentation in form and substance satisfactory to Lender in its sole discretion.

2. Payments. For value received, Borrower promises to pay to the order of Lender, the principal amount of $1,547,674.30, together with interest thereon as provided herein. This Equipment Note shall be payable by Borrower to Lender in 48 consecutive monthly, installments of principal and interest (the “Payments”) commencing on January 24, 2014 (the “Initial Payment”) and continuing thereafter through and including December 23, 2017 (the “Maturity Date”) (collectively, the “Equipment Note Term”). Each Payment shall be in the amount provided below, and due and payable on the same day of the month as the Initial Payment set forth above in each succeeding payment period (each, a “Payment Date”) during Equipment Note Term. All interest hereunder shall be calculated on the basis of a year of 360 days comprised of 12 months of 30 days each. The final Payment due and payable on the Maturity Date shall in any event be equal to the entire outstanding and unpaid principal amount of this Equipment Note, together with all accrued and unpaid interest, charges and other amounts owing hereunder and under the Master Agreement.

(a) Interest Rate.

Interest shall accrue on the entire principal amount of this Equipment Note outstanding from time to time at a fixed rate of 3.2900 percent per annum or, if less, the highest rate of interest permitted by applicable law (the “Interest Rate”), from the Advance Date set forth below until the principal amount of this Equipment Note is paid in full, and shall be due and payable on each Payment Date.

Equipment Security Note 4.1.06	Page 1 of 2

(b) Payment Amount.

The principal and interest amount of each Payment shall be $34,455.45

3. Prepayment The outstanding principal balance of this Equipment Note may be prepaid in whole or part at any time, together with interest and late charges accrued through the date of the prepayment, provided that such prepayment shall be accompanied by a prepayment charge calculated as follows: one percent (1%) of the amount of the prepaid if such prepayment occurs during the period from the date of this Equipment Note to the first anniversary hereof; one-half percent (0.5%) of the amount prepaid if such prepayment occurs during the period commencing on the first day after the first anniversary hereof and continuing through the second anniversary hereof; and no prepayment charge if such prepayment occurs thereafter. Partial prepayments shall be applied against principal installments in their inverse order of maturity. A prepayment charge will not be due if this Equipment Note is refinanced with the Lender.

4. Borrower Acknowledgements. Upon delivery and acceptance of the Equipment, Borrower shall execute this Equipment Note evidencing the amounts financed by Lender in respect of such Equipment and the Payments of principal and interest hereunder. By its execution and delivery of this Equipment Note, Borrower:

(a)	reaffirms of all of Borrower’s representations, warranties and covenants as set forth in the Master Agreement and represents and warrants that no Default or Event of Default under the Master Agreement exists as of the date hereof;

(b)	represents, warrants and agrees that: (i) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of Borrower; (ii) each item of Equipment has been unconditionally accepted by Borrower for all purposes under the Master Agreement and this Equipment Note; and (iii) there has been no material adverse change in the operations, business, properties or condition, financial or otherwise, of Borrower since August 3, 2013;

(c)	authorizes and directs Lender to advance the principal amount of this Equipment Note to reimburse Borrower or pay Vendors all or a portion of the purchase price of Equipment in accordance with Vendors’ invoices therefor, receipt and approval of which are hereby reaffirmed by Borrower; and

(d)	agrees that Borrower is absolutely and unconditionally obligated to pay Lender all Payments at the times and in the manner set forth herein.

BANC OF AMERICA LEASING & CAPITAL, LLC		Borrower: DESTINATION XL GROUP, INC.

By:	/s/ GINA M. CABRAL	By:	/s/ DAVID A. LEVIN

Printed Name:	GINA M. CABRAL	Printed Name:	DAVID A. LEVIN

Title:	Vice President	Title:	President, CEO

Equipment Security Note 4.1.06	Page 2 of 2

EXHIBIT A TO EQUIPMENT SECURITY NOTE NO. 17608-70008

Company	Division	Type	Asset Type	Invoice	Description	Insrv Date

Equipment Location:1723 Montgomery Hwy S Ste 111 Birmingham (Hoover), AL 35244
10	99526	DXL	FF-S	013015	Fixtures-Chairs	10/2/2013
10	99526	DXL	FF-S	45734	Fixtures-Display	10/2/2013
10	99526	DXL	FF-S	46526	Fixtures-Display	10/2/2013
10	99526	DXL	FF-S	0487914-IN	Tailor Shop Equip	10/2/2013
10	99526	DXL	FF-S	0487915-IN	Tailor Shop Equip	10/2/2013
10	99526	DXL	LHI-S	40768	Signs	10/2/2013
10	99526	DXL	FF-S	19317	Fixtures-Display	10/2/2013
10	99526	DXL	FF-S	DI 650047	Fixtures-Shoe Fixtures	10/2/2013
10	99526	DXL	FF-S	20621	Fixtures-Shelving	10/2/2013
10	99526	DXL	FF-S	118241	Fixtures-Display	10/2/2013
10	99526	DXL	FF-S	118591	Fixtures-Display	10/2/2013
10	99526	DXL	FF-S	036321	Fixtures-Display	10/2/2013
10	99526	DXL	FF-S	036324	Fixtures-Display	10/2/2013
10	99526	DXL	FF-S	LNL4945	Fixtures-Headsets	10/2/2013
10	99526	DXL	FF-S	140330	Fixtures-Shelving	10/2/2013
10	99526	DXL	HW-S	2013142	POS Install	10/12/2013
10	99526	DXL	HW-S	4928766-F	Router	11/5/2013
10	99526	DXL	FF-S	57364	Fixtures-Display	10/31/2013
10	99526	DXL	EQUIP-S	970851	Cabling-Phones	10/8/2013
10	99526	DXL	LHI-S	5070060	Alarm Systems	10/21/2013
10	99526	DXL	LHI-S	50700659	Alarm Systems	10/21/2013
10	99526	DXL	FF-S	0489488-IN	Tailor Shop Equipment	10/10/2013
10	99526	DXL	FF-S	100813 RI	Ladders	10/2/2013
10	99526	DXL	EQUIP-S	291227253	Cabling/Phones	10/2/2013
10	99526	DXL	FF-S	59976B	Fixtures	10/2/2013
10	99526	DXL	FF-S	040095757	Crown Metal Fixture Freight	10/2/2013
10	99526	DXL	FF-S	054683974	B&G Lieberman Fixture Freight	10/2/2013
10	99526	DXL	FF-S	216536891	Joslin Fixure Freight	10/2/2013
10	99526	DXL	FF-S	216565573	Opto Fixture Freight	10/2/2013
10	99526	DXL	FF-S	335572295	Joslin Fixure Freight	10/2/2013
10	99526	DXL	FF-S	380892422	Amko Fixture Freight	10/2/2013
10	99526	DXL	FF-S	074251959	Fusion Mannequins Freight	10/2/2013
10	99526	DXL	FF-S	114665977	Hennesey Mathes Fixtures Freight	10/8/2013
10	99526	DXL	FF-S	241779852	Aceray Fixtures Freight	10/2/2013
10	99526	DXL	FF-S	118667	Fixtures-Display	10/2/2013
10	99526	DXL	FF-S	118714	Fixtures-Display	10/2/2013
10	99526	DXL	FF-S	1053796	Fixtures-Shoe Riser	10/25/2013
10	99526	DXL	SIGNS	005227950	Signs	10/2/2013
10	99526	DXL	FF-S	117844	Fixtures-Mannequins	10/2/2013
10	99526	DXL	FF-S	12808	Fixtures-Lighting	10/2/2013
10	99526	DXL	FF-S	3095	Fixtures-Pool Table	10/8/2013
10	99526	DXL	FF-S	3097	Fixtures-Pool Table	10/15/2013
10	99526	DXL	FF-S	205259	Fixtures-Display	10/4/2013
10	99526	DXL	FF-S	036785	Fixtures-Display	10/2/2013
10	99526	DXL	FF-S	47137	Fixtures-Display	10/3/2013
10	99526	DXL	FF-S	46700	Fixtures-Display	10/2/2013
10	99526	DXL	FF-S	34247	Fixtures-Display	10/2/2013
10	99526	DXL	FF-S	8500640	Fixtures-Display	10/2/2013
10	99526	DXL	FF-S	302298	Fixtures-Hangers	10/2/2013

Equipment Location: 7922 Kingston Pike Knoxville, TN 37919
10	99405	DXL	FF-S	013010	Fixtures-Chairs	9/10/2013
10	99405	DXL	FF-S	45027	Fixtures-Display	9/10/2013
10	99405	DXL	FF-S	45667	Fixtures-Display	9/10/2013
10	99405	DXL	FF-S	45830	Fixtures-Display	9/10/2013
10	99405	DXL	FF-S	0487063-IN	Tailor Shop Equip	9/10/2013
10	99405	DXL	FF-S	0487065-IN	Tailor Shop Equip	9/10/2013
10	99405	DXL	LHI-S	40029	Signs	9/10/2013
10	99405	DXL	FF-S	19265	Fixtures-Display	9/10/2013
10	99405	DXL	FF-S	DI646102	Fixtures-Shoe Fixtures	9/10/2013
10	99405	DXL	FF-S	116052	Fixtures-Mannequins	9/10/2013
10	99405	DXL	FF-S	20613	Fixtures-Shelving	9/10/2013
10	99405	DXL	FF-S	117837	Fixtures-Display	9/10/2013
10	99405	DXL	FF-S	118204	Fixtures-Display	9/10/2013
10	99405	DXL	FF-S	118223	Fixtures-Display	9/10/2013
10	99405	DXL	FF-S	8306074	Fixtures-Furniture	9/10/2013
10	99405	DXL	FF-S	035855	Fixtures-Display	9/10/2013
10	99405	DXL	FF-S	036320	Fixtures-Display	9/10/2013
10	99405	DXL	FF-S	036328	Fixtures-Display	9/10/2013
10	99405	DXL	FF-S	036329	Fixtures-Display	9/10/2013
10	99405	DXL	FF-S	LNL4872	Fixtures-Headsets	9/10/2013
10	99405	DXL	FF-S	140130	Fixtures-Shelving	9/10/2013
10	99405	DXL	FF-S	33608	Fixtures	9/10/2013
10	99405	DXL	FF-S	8486092	Fixtures-Shoe Fixtures	9/10/2013
10	99405	DXL	HW-C	4775963-A	Computer HW	9/10/2013
10	99405	DXL	FF-S	020589-0	Fixtures-Track	9/10/2013
10	99405	DXL	FF-S	5356406	Fixtures	9/10/2013
10	99405	DXL	FF-S	301977	Fixtures-Hangers	9/10/2013
10	99405	DXL	FF-S	91749	Fixtures-Display Cabinet	9/10/2013
10	99405	DXL	FF-S	5367721	Fixtures-Display	10/23/2013
10	99405	DXL	EQUIP-S	968489	Cabling/Phones	9/28/2013
10	99405	DXL	LHI-S	50508623	Alarm Systems	9/23/2013
10	99405	DXL	LHI-S	50508624	Alarm Systems	9/23/2013
10	99405	DXL	FF-S	59976E	Fixtures	9/10/2013
10	99405	DXL	FF-S	1053797	Fixtures-Shoe Riser	10/25/2013
10	99405	DXL	SIGNS	005225020	Signs	9/30/2013
10	99405	DXL	FF-S	12806	Fixtures-Lighting	9/20/2013
10	99405	DXL	FF-S	47122	Fixtures-Display	10/3/2013
10	99405	DXL	FF-S	46343	Fixtures-Display	9/10/2013
10	99405	DXL	FF-S	053163	Fixtures	9/10/2013
10	99405	DXL		55265	Visual	9/10/2013

Equipment Location: North Hills Village 4801 Mcnight Rd 91-B Pittsburgh (North Hills) PA, 15237
10	99280	DXL	FF-S	012900	Fixtures-Chairs	8/27/2013
10	99280	DXL	FF-S	45395	Fixtures-Display	8/27/2013

Company	Division	Type	Asset Type	Invoice	Description	Insrv Date

10	99280	DXL	FF-S	45408	Fixtures-Display	8/27/2013
10	99280	DXL	FF-S	45615	Fixtures-Display	8/27/2013
10	99280	DXL	FF-S	45983	Fixtures-Display	8/27/2013
10	99280	DXL	FF-S	45824	Fixtures-Display	8/27/2013
10	99280	DXL	FF-S	0486745-IN	Tailor Shop Equip	8/27/2013
10	99280	DXL	FF-S	0486746-IN	Tailor Shop Equip	8/27/2013
10	99280	DXL	FF-S	3071A	Fixtures-Pool Table	8/27/2013
10	99280	DXL	LHI-S	40028	Signs	8/27/2013
10	99280	DXL	FF-S	19200	Fixtures-Display	8/27/2013
10	99280	DXL	FF-S	DI646371	Fixtures-Shoe Fixtures	8/27/2013
10	99280	DXL	FF-S	115634	Fixtures-Mannequins	8/27/2013
10	99280	DXL	FF-S	20619	Fixtures-Shelving	8/27/2013
10	99280	DXL	FF-S	118002	Fixtures-Display	8/27/2013
10	99280	DXL	FF-S	118221	Fixtures-Display	8/27/2013
10	99280	DXL	FF-S	118247	Fixtures-Display	8/27/2013
10	99280	DXL	FF-S	118309	Fixtures-Display	8/27/2013
10	99280	DXL	FF-S	118341	Fixtures-Display	8/27/2013
10	99280	DXL	FF-S	8305451	Fixtures-Furniture	8/27/2013
10	99280	DXL	FF-S	035856	Fixtures-Display	8/27/2013
10	99280	DXL	FF-S	035860	Fixtures-Display	8/27/2013
10	99280	DXL	FF-S	035862	Fixtures-Display	8/27/2013
10	99280	DXL	FF-S	035922	Fixtures-Display	8/27/2013
10	99280	DXL	FF-S	LNL4764	Fixtures-Headsets	8/27/2013
10	99280	DXL	FF-S	LNL4942	Fixtures-Headsets	9/3/2013
10	99280	DXL	FF-S	139850	Fixtures-Shelving	8/27/2013
10	99280	DXL	FF-S	1025768	Signs	8/27/2013
10	99280	DXL	FF-S	31355	Fixtures	8/27/2013
10	99280	DXL	HWC	4858632-A	DSL	10/4/2013
10	99280	DXL	FF-S	4764	Headsets	10/8/2013
10	99280	DXL	FF-S	92177	Fixtures-Display Cabinet	9/4/2013
10	99280	DXL	EQUIP-S	970846	Cabling-Phones	10/8/2013
10	99280	DXL	EQUIP-S	974667	Cabling-Phones	10/22/2013
10	99280	DXL	SIGNS	26289	Signage	9/15/2013
10	99280	DXL	EQUIP-S	966066	Cabling/Phones	9/16/2013
10	99280	DXL	EQUIP-S	967098	Cabling/Phones	9/19/2013
10	99280	DXL	FF-S	5358357	Fixtures-Hooks	8/27/2013
10	99280	DXL	LHI-S	50449489	Alarm Systems	8/31/2013
10	99280	DXL	LHI-S	50449491	Alarm Systems	8/31/2013
10	99280	DXL	FF-S	216558643	Opto Fixtures Freight	10/24/2013
10	99280	DXL	FF-S	241764983	Opto Fixtures Freight	8/27/2013
10	99280	DXL	FF-S	1053845	Fixtures-Shoe Riser	10/28/2013
10	99280	DXL	FF-S	8307858	Chairs	10/17/2013
10	99280	DXL	FF-S	47089	Fixtures-Display	10/2/2013
10	99280	DXL	FF-S	08022013	Fixtures-Hangers	8/27/2013

Equipment Location: Midway Galleria 18701 Coastal Hwy Space 2, 3 & 4 Rehoboth Beach, DE 19971
10	9688	Outlet	FF-S	44512	Fixtures-Display	7/11/2013
10	9688	Outlet	FF-S	44635	Fixtures-Display	7/11/2013
10	9688	Outlet	FF-S	44642	Fixtures-Display	7/11/2013
10	9688	Outlet	FF-S	44920	Fixtures-Display	7/11/2013
10	9688	Outlet	FF-S	DI 641255	Fixtures-Shoe Fixtures	7/11/2013
10	9688	Outlet	FF-S	20604	Fixtures-Shelving	7/11/2013
10	9688	Outlet	HW-S	731150		7/11/2013
10	9688	Outlet	FF-S	117375	Fixtures-Display	7/11/2013
10	9688	Outlet	FF-S	117641	Fixtures-Display	7/11/2013
10	9688	Outlet	FF-S	117642	Fixtures-Display	7/11/2013
10	9688	Outlet	FF-S	117664	Fixtures-Display	7/11/2013
10	9688	Outlet	FF-S	117665	Fixtures-Display	7/11/2013
10	9688	Outlet	FF-S	117720	Fixtures-Display	7/11/2013
10	9688	Outlet	FF-S	117927	Fixtures-Display	7/19/2013
10	9688	Outlet	FF-S	35390	Fixtures-Display	7/11/2013
10	9688	Outlet	FF-S	138710	Fixtures-Shelving	7/11/2013
10	9688	Outlet	FF-S	105795343	Fixtures-Appliances	7/11/2013
10	9688	Outlet	FF-S	20574-1	Fixtures-Track	7/11/2013
10	9688	Outlet	FF-S	100414 RI	Fixtures-Ladders	7/11/2013
10	9688	Outlet	FF-S	A83798	Fixtures-Safe	7/11/2013
10	9688	Outlet	FF-S	I12049907	Fixtures-Furniture	7/11/2013
10	9688	Outlet	FF-S	A84418	Fixtures-Safe	7/11/2013
10	9688	Outlet	EQUIP-S	447070	Music System	7/29/2013
10	9688	Outlet	LHI-S	50076729	Video Security System	7/15/2013
10	9688	Outlet	EQUIP-S	972561	Cabling-Phones	10/11/2013
10	9688	Outlet	FF-S	300940	Fixtures-Hangers	7/21/2013

Equipment Location: Tysons Corner Ctr 8027 Leesburg Pike Vienna/Tysons Comer, VA 22182
10	99582	DXL	FF-S	013023	Fixtures-Chairs	7/23/2013
10	99582	DXL	FF-S	43749	Fixtures-Display	7/23/2013
10	99582	DXL	FF-S	44744	Fixtures-Display	7/23/2013
10	99582	DXL	FF-S	45257	Fixtures-Display	7/23/2013
10	99582	DXL	FF-S	45843	Fixtures-Display	8/13/2013
10	99582	DXL	FF-S	0485713-IN	Tailor Shop Equip	7/23/2013
10	99582	DXL	FF-S	0485714-IN	Tailor Shop Equip	7/23/2013
10	99582	DXL	FF-S	3057	Fixtures-Pool Table	7/23/2013
10	99582	DXL	LHI-S	39347	Signs	7/23/2013
10	99582	DXL	FF-S	19161	Fixtures-Display	7/23/2013
10	99582	DXL	FF-S	DI642152	Fixtures-Shoe Fixtures	7/23/2013
10	99582	DXL	SIGNS	005.22722	Signs	8/9/2013
10	99582	DXL	FF-S	114541	Fixtures-Mannequins	7/23/2013
10	99582	DXL	FF-S	20601	Fixtures-Shelving	7/23/2013
10	99582	DXL	FF-S	117004	Fixtures-Display	7/23/2013
10	99582	DXL	FF-S	117693	Fixtures-Display	7/23/2013
10	99582	DXL	FF-S	117710	Fixtures-Display	7/23/2013
10	99582	DXL	FF-S	117888	Fixtures-Display	7/23/2013
10	99582	DXL	FF-S	035097	Fixtures-Display	7/23/2013
10	99582	DXL	FF-S	035156	Fixtures-Display	7/23/2013
10	99582	DXL	FF-S	035651	Fixtures-Display	7/23/2013
10	99582	DXL	FF-S	035654	Fixtures-Display	7/23/2013
10	99582	DXL	FF-S	035661	Fixtures-Display	7/23/2013

Company	Division	Type	Asset Type	Invoice	Description	Insrv Date

10	99582	DXL	FF-S	138500	Fixtures-Shelving	7/23/2013
10	99582	DXL	FF-S	12730	Fixtures-Lighting	7/23/2013
10	99582	DXL	FF-S	12731	Fixtures-Lighting	7/23/2013
10	99582	DXL	FF-S	1019515	Signs	7/23/2013
10	99582	DXL	FF-S	8477810	Fixtures-Shoe Fixtures	7/23/2013
10	99582	DXL	HW-C	4693358-D	Computer HW	8/8/2013
10	99582	DXL	FF-S	050873-0	Fixtures-Track	7/28/2013
10	99582	DXL	FF-S	050875-0	Fixtures-Track	7/24/2013
10	99582	DXL	FF-S	5350104	Fixtures	7/27/2013
10	99582	DXL	FF-S	SHW829088	Fixtures	7/26/2013
10	99582	DXL	FF-S	216558641	Opto Fixtures Freight	10/24/2013
10	99582	DXL	FF-S	1053782	Fixtures-Shoe Riser	10/25/2013
10	99582	DXL	FF-S	1053841	Fixtures-Shoe Riser	10/28/2013
10	99582	DXL	FF-S	005.22722-B	Signs	10/15/2013
10	99582	DXL	FF-S	47141	Fixtures-Display	10/3/2013
10	99582	DXL	FF-S	4621	Fixtures-Headsets	7/23/2013
10	99582	DXL	FF-S	4673	Fixtures-Headsets	7/25/2013
10	99582	DXL	FF-S	11052013	Fixtures-Folding Tables	11/5/2013
10	99582	DXL	FF-S	11132013	Desk Chairs	11/13/2013
10	99582	DXL	FF-S	11132013	Desk Chairs	11/13/2013
10	99582	DXL	FF-S	11132013	Desk Chairs	11/13/2013
10	99582	DXL	FF-S	11132013	Desk Chairs	11/13/2013
10	99582	DXL	FF-S	11132013	Desk Chairs	11/13/2013
10	99582	DXL	FF-S	11132013	Desk Chairs	11/13/2013
10	99582	DXL	FF-S	11132013	Desk Chairs	11/13/2013
10	99582	DXL	FF-S	11132013	Desk Chairs	11/13/2013
10	99582	DXL	FF-S	11132013	Desk Chairs	11/13/2013
10	99582	DXL	FF-S	11142013	Desk Chairs	11/13/2013

Equipment Location: 2456 US Hwy 22 Union, NJ 07083
10	99186	DXL	FF-S	012456	Fixtures-Chairs	7/25/2013
10	99186	DXL	FF-S	42664	Fixtures-Display	7/25/2013
10	99186	DXL	FF-S	42979	Fixtures-Display	7/25/2013
10	99186	DXL	FF-S	42980	Fixtures-Display	7/25/2013
10	99186	DXL	FF-S	43104	Fixtures-Display	7/25/2013
10	99186	DXL	FF-S	44524	Fixtures-Display	7/25/2013
10	99186	DXL	FF-S	44767	Fixtures-Display	7/25/2013
10	99186	DXL	FF-S	44768	Fixtures-Display	7/25/2013
10	99186	DXL	FF-S	45199	Fixtures-Display	7/25/2013
10	99186	DXL	FF-S	45819	Fixtures-Display	8/13/2013
10	99186	DXL	FF-S	0484668-IN	Tailor Shop Equip	7/25/2013
10	99186	DXL	FF-S	0484669-IN	Tailor Shop Equip	7/25/2013
10	99186	DXL	FF-S	3052	Fixtures-Pool Table	7/25/2013
10	99186	DXL	LHI-S	39785	Signs	7/25/2013
10	99186	DXL	FF-S	19110	Fixtures-Display	7/25/2013
10	99186	DXL	FF-S	19094	Fixtures-Display	8/7/2013
10	99186	DXL	FF-S	DI 633296	Fixtures-Shoe Fixtures	7/25/2013
10	99186	DXL	FF-S	2465		7/25/2013
10	99186	DXL	FF-S	2517		7/25/2013
10	99186	DXL	SIGNS	24-20705	Signs	7/25/2013
10	99186	DXL	SIGNS	24-20898	Signs	7/25/2013
10	99186	DXL	SIGNS	24-20915	Signs	7/25/2013
10	99186	DXL	FF-S	114537	Fixtures-Mannequins	7/25/2013
10	99186	DXL	FF-S	20591	Fixtures-Shelving	7/25/2013
10	99186	DXL	HW-S	737024		8/3/2013
10	99186	DXL	FF-S	116471	Fixtures-Display	7/25/2013
10	99186	DXL	FF-S	116758	Fixtures-Display	7/25/2013
10	99186	DXL	FF-S	116759	Fixtures-Display	7/25/2013
10	99186	DXL	FF-S	116780	Fixtures-Display	7/25/2013
10	99186	DXL	FF-S	117712	Fixtures-Display	7/25/2013
10	99186	DXL	FF-S	118165	Fixtures-Display	8/6/2013
10	99186	DXL	FF-S	8304560	Fixtures-Furniture	7/25/2013
10	99186	DXL	FF-S	034690	Fixtures-Display	7/25/2013
10	99186	DXL	FF-S	034691	Fixtures-Display	7/25/2013
10	99186	DXL	FF-S	035857	Fixtures-Display	7/29/2013
10	99186	DXL	FF-S	035863	Fixtures-Display	7/29/2013
10	99186	DXL	FF-S	035865	Fixtures-Display	7/29/2013
10	99186	DXL	FF-S	035866	Fixtures-Display	7/29/2013
10	99186	DXL	FF-S	035867	Fixtures-Display	7/29/2013
10	99186	DXL	FF-S	137010	Fixtures-Shelving	7/25/2013
10	99186	DXL	HW-C	4601926-A	Computer HW	7/25/2013
10	99186	DXL	FF-S	A27638-0	Fixtures-Track	7/25/2013
10	99186	DXL	FF-S	8462900	Fixtures-Shoe Fixtures	7/25/2013
10	99186	DXL	LHI-S	50450933	Alarm Systems	9/9/2013
10	99186	DXL	FF-S	216558640	Opto Fixtures Freight	10/24/2013
10	99186	DXL	FF-S	1053820	Fixtures-Shoe Riser	10/28/2013
10	99186	DXL	FF-S	47076	Fixtures-Display	10/2/2013
10	99186	DXL	FF-S	4302	Fixtures-Headsets	7/25/2013
10	99186	DXL	FF-S	301090	Fixtures-Hangers	7/25/2013

As more fully described in the electronic disk provided to Lender by Borrower.

Destination XL Group, Inc.

By:	/s/ DAVID A. LEVIN

Title:	President, CEO

EXHIBIT B EQUIPMENT SECURITY NOTE NO. 17608-70008

STORE	LOCATION	CENTER NAME	ADDRESS1	CITY	ST	ZIP CODE
10	99526	DXL	1723 MONTGOMERY HWY S STE 111	BIRMINGHAM (HOOVER)	AL	35244
10	99405	DXL	7922 KINGSTON PIKE	KNOXVILLE	TN	37919
10	99280	DXL	NORTH HILLS VILLAGE 4801 MCNIGHT RD 91-B	PITTSBURGH (NORTH HILLS)	PA	15237
10	9668	OUTLET	MIDWAY GALLERIA 18701 COASTAL HWY SPACE 2, 3 & 4	Rehoboth Beach	DE	19971
10	99582	DXL	TYSONS CORNER CTR 8027 LEESBURG PIKE	VIENNA/TYSONS CORNER	VA	22182
10	99186	DXL	2456 US HWY 22	UNION	NJ	07083

Destination XL Group, Inc.

By:	/s/ DAVID A. LEVIN

Title:	President, CEO

DAVID A. LEVIN	December 23, 2013
PRESIDENT
CHIEF EXECUTIVE OFFICER

Banc of America Leasing & Capital, LLC

125 Dupont Drive

Providence, RI 02907

Attn: Steven J. Beadling

RE: Equipment Security Note Number 17608-70008, dated as of December 23, 2013 between Destination XL Group, Inc. (“Borrower”) and Banc of America Leasing & Capital, LLC (“Lender”) (the “Equipment Note”)

Dear Mr. Beadling:

By executing this letter, the undersigned, David Levin, as the duly elected or appointed Chief Executive Officer of Borrower, hereby represents, warrants, covenants and certifies that the Equipment described on the attached Exhibit A (the “Equipment”) which will be financed under the above-referenced Equipment Note has been paid for in full by Borrower.

See Exhibit A attached hereto and made a part hereof.

The undersigned hereby further represents, warrants, covenants and certifies that said title to the Equipment has passed to Borrower free and clear of all liens and encumbrances.

Please do not hesitate to call me at 1 (781) 828-9300 if you have any questions regarding the above or the attached.

By:	/s/ DAVID A. LEVIN

Name:	David Levin
Title:	President & CEO

DLEVIN@DXLG.COM 781.828.9300 x2000	DESTINATIONXL.COM	555 TURNPIKE STREET CANTON, MA 02021-2724